FDP SERIES, INC.

FDP BlackRock Franklin Templeton Total Return Fund

(the “Fund”)

Supplement dated January 9, 2017 to

the Statement of Additional Information of the Fund

dated September 28, 2016, as amended or supplemented to date

On December 14, 2016, the Board of Directors (the “Board”) of FDP Series, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “FDP BlackRock CoreAlpha Bond Fund” and certain changes to the Fund’s investment objective, strategies and process. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team. Fund management has also determined to contractually waive a portion of the investment management fee payable by the Fund to BlackRock Advisors, LLC, the Fund’s investment adviser. All of these changes are expected to become effective on or about March 10, 2017.

Shareholders should retain this Supplement for future reference.

SAI-FDPS-0117SUP